                                                                    Exhibit 99.1

                           [NATIONAL CITY LETTERHEAD]

FOR MORE INFORMATION CONTACT:

                                                                    NEWS RELEASE
                              Thomas A. Richlovsky
                              Senior Vice President & Treasurer
                              (216) 575-2126

                              Jeffrey C. Douglas
                              Vice President, Assistant Treasurer
                              Investor Relations
                              (216) 222-9849

                              www.national-city.com

                              For Immediate Release


                  NATIONAL CITY REPORTS 10 PERCENT INCREASE IN
                        THIRD QUARTER EARNINGS PER SHARE


         CLEVELAND, Ohio--October 15, 1999--National City Corporation (NYSE:
NCC) today reported record third quarter earnings per diluted share of $.57, an increase of 9.6% compared to $.52 in the third quarter of 1998. Net income was $356.5 million, versus $344.4 million a year ago. Returns on average common equity and average assets were 23.8% and 1.71%, respectively, compared to 19.0% and 1.69%, respectively, for the same period last year. The efficiency ratio improved to 54.9% from 60.1% in last year's third quarter.

         For the first nine months of 1999, excluding nonrecurring items, diluted earnings per share increased 12.9% to $1.66, compared to $1.47 in 1998. On the same basis, net income increased 8.8% to $1,059.3 million, versus $973.3 million for the same period last year. Excluding nonrecurring items, returns on average common equity and average assets were 22.5% and 1.69%, respectively, compared to 19.1% and 1.65%, respectively, for the same period last year.

         On August 31, 1999, the Corporation acquired First Franklin Financial Companies, an industry leader in nonagency residential mortgage loan originations. The initial effect of First Franklin, accounted for as a purchase and included in the results of operations beginning in September, reduced reported earnings by $.01 per diluted share.

         Commenting on the financial results for the third quarter and first nine months of 1999, David A. Daberko, Chairman and CEO stated, "The Corporation's financial performance was characterized by well-controlled expenses, sound credit quality, continued strength in consumer lending, and a stable net interest margin. While performance in most business lines is generally on plan, several key initiatives have held down overall revenues. We divested unprofitable business lines at National Processing, deliberately pared back our real estate exposure, and managed our capital aggressively. Revenue growth continues to be our #1 challenge and priority. We believe the strategies and capabilities built upon this year, including initiatives such as the purchase of First Franklin, position us to strengthen core revenues going forward."

         Included in the nine-month results were several non-recurring items which, while having no impact on the third quarter and only a nominal per share impact in the first nine months of 1999, did affect a number of reported income and expense line items.

         Reported securities gains in the first nine months of 1999 included a pre-tax gain of $32.1 million from the sale of National City's holdings in Concord EFS, Inc. (NASDAQ: CEFT). Noninterest expense included $37.8 million in pre-tax charges pursuant to a plan to improve the cost-efficiency of branch office facilities, along with certain unrelated executive contract obligations. Other noninterest income included gains on the sales of National City's interests in Electronic Payment Services, Inc. and Stored Value Systems, Inc., and losses on the disposition of certain business lines at National Processing, Inc. (NYSE: NAP), National City's 88%-owned

                                     (more)
item processing subsidiary. The combination of these items produced a pre-tax benefit of $37.1 million, and increased reported net income for the first nine months of 1999 by $2.7 million, or $.01 per diluted share.

         The results for the first nine months of 1998 included pre-tax charges of $274.7 million incurred in connection with the acquisitions of First of America Bank Corporation and Fort Wayne National Corporation. The effect of these nonrecurring charges was to reduce net income by $193.9 million, or $.29 per diluted share.

         Net interest income on a taxable-equivalent basis for the third quarter of 1999 was $757.7 million, an $11.9 million increase from $745.8 million for the same period in 1998. The year-over-year increase represents a higher level of earning assets reduced somewhat by a lower net interest margin. The lower margin primarily reflects the cost of funding the Corporation's share repurchase program. Average loans, excluding real estate, were up 8.7% to $42.5 billion in the third quarter of 1999 compared to $39.1 billion in last year's third quarter. Growth was driven by a 9.2% increase in commercial loans and an 8.2% increase in consumer installment and revolving loans. Commercial and consumer loan growth was partially offset by a managed reduction in lower-yielding assets, principally residential real estate loans.

         On a linked-quarter basis, a richer earning-asset mix, offset by higher interest costs associated with share repurchases and a shift in funding composition, led to net interest income and margin remaining relatively unchanged for the third quarter of 1999. Commercial leasing and home equity loan originations for the third quarter were among the strongest ever and drove a 19.3% annualized increase in these outstandings. Residential loans of $356 million were also acquired as part of the First Franklin acquisition. The positive effect of these items on the third

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
quarter's net interest income was partially offset by the sale of $566 million of student loans and a seasonal decline in commercial floorplan lending.

         Fees and other income for the third quarter of 1999 were $528.6 million. Excluding the effect of the divested businesses, fees and other income increased 2.1% from $517.8 million in the third quarter of 1998, and were up 1.7% from $520.0 million in the second quarter of this year, representing an annualized growth rate of 6.6%. Solid contributions from trust and investment management fees and service charges on deposit accounts benefited the year-over-year quarterly comparison of noninterest income. Service charges on deposit accounts for the third quarter of 1999 also increased over 1999's second quarter due to improved deposit fee management. Mortgage banking revenues were strong through most of 1999, although higher interest rates in the third quarter slowed mortgage refinancing and originations. National City's residential loan servicing portfolio grew 35.7% to $44.4 billion at the end of the 1999 third quarter, up from $32.7 billion in 1998.

         For the first nine months of 1999, excluding the effect of the divested businesses and nonrecurring items, fees and other income grew 5.0% to $1,563.6 million, from $1,488.6 million for the same period last year with growth experienced in item processing revenue, service charges on deposit accounts, trust and investment management fees, and mortgage banking revenue.

         In the third quarter of 1999, pre-tax securities gains totaled $20.3 million, or $.02 per share, after-tax, compared to $64.4 million, or $.06 per share, after-tax, in the third quarter of 1998. For the first nine months of 1999, pre-tax securities gains, excluding nonrecurring items, totaled $69.2 million, or $.07 per share, after-tax, compared to $85.2 million, or $.08 per share, after-tax, for the same period in 1998.

                                     (more)

         Noninterest expense, excluding nonrecurring items, declined 9.8%, or $76.5 million to $705.9 million in the 1999 third quarter from $782.4 million in the third quarter of 1998. Compared to the second quarter of 1999, noninterest expense, excluding the nonrecurring items, was down 7.5% on an annualized basis. Noninterest expense, excluding nonrecurring items, for the first nine months of 1999 declined by $66.3 million, or 3.0% over the same period last year. Reduced incentive compensation, merger integration savings, and lower expenses from the disposition of the National Processing business lines in the second quarter of 1999 contributed to the declines. Partially offsetting these reductions were increased expenses in 1999 resulting from growth in fee-based businesses, information technology initiatives, and the purchase acquisition of First Franklin Financial Companies, whose costs were not in the previous quarter's base.

         Credit quality continued to be excellent with low levels of nonperforming loans, delinquencies and net charge-offs. Nonperforming assets at September 30, 1999 were $260.0 million, or .45% of total loans and real estate owned, up from $249.5 million at June 30, 1999 and down from $271.9 million at March 31, 1999. Real estate mortgage loans, which historically have had annual loss ratios of less than .06%, comprise nearly 60% of nonperforming assets at September 30, 1999. For the third quarter of 1999, net charge-offs totaled $55.0 million, or .38% of average loans, versus $59.9 million, or .42% of average loans in the second quarter of 1999, and $68.0 million, or .48% in the first quarter of 1999. The allowance for loan losses was $970.7 million, or 1.67% of loans at quarter-end 1999.

         Total assets were $85.1 billion at September 30, 1999, and total stockholders' equity was $5.9 billion. Equity as a percentage of assets was 6.95% at September 30, 1999, compared to 8.75% a year ago, reflecting the effect of share repurchases. Since September 30, 1998, 51.9 million common shares were repurchased at a total cost of $1.8 billion.

                                     (more)

         Mr. Daberko's comments contain forward-looking statements that involve significant risks and uncertainties including changes in general economic and financial market conditions and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         National City Corporation is an $85 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

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
                                       -7-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                        FINANCIAL HIGHLIGHTS
                                           (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             1999                          1998                            NINE MONTHS ENDED
                                 ------------------------------    -------------------      3Q99/             SEPTEMBER 30,
                                   THIRD     SECOND       FIRST     FOURTH       THIRD       3Q98   -------------------------------
                                 QUARTER    QUARTER     QUARTER    QUARTER     QUARTER   % CHANGE       1999        1998   % CHANGE
                                 -------    -------     -------    -------     -------   --------   --------    --------   --------
TAX-EQUIVALENT NET
  INTEREST INCOME ..........     $ 757.7    $ 758.2     $ 764.7    $ 757.9     $ 745.8      1.6%    $2,280.6    $2,194.0        3.9%
PROVISION FOR LOAN
  LOSSES ...................        55.5       59.6        68.0       56.9        45.2     22.7        183.1       144.5       26.7
FEE AND OTHER INCOME -
  RECURRING ................       528.6      537.6       554.1      576.3       555.5     (4.8)     1,620.3     1,603.4        1.1
SECURITIES GAINS BEFORE NON-
  RECURRING ITEMS ..........        20.3       25.2        23.7       49.3        64.4    (68.4)        69.2        85.2      (18.8)
NONINTEREST EXPENSE -
  RECURRING ................       705.9      719.5       739.2      766.8       782.4     (9.8)     2,164.6     2,230.9       (3.0)
NET INCOME BEFORE NON -
  RECURRING ITEMS ..........       356.5      354.9       347.9      359.3       344.4      3.5      1,059.3       973.3        8.8
NONRECURRING ITEMS:
  PRE-TAX ..................          --        0.3        36.8     (104.7)         --       --         37.1      (274.7)        --
  AFTER-TAX ................          --       (0.4)        3.1      (68.0)         --       --          2.7      (193.9)        --
NET INCOME .................       356.5      354.5       351.0      291.3       344.4      3.5      1,062.0       779.4       36.3

NET INCOME PER COMMON SHARE:
    BASIC ..................     $   .58    $   .56     $   .55    $   .44     $   .53      9.4     $   1.69    $   1.20       40.8
    DILUTED ................         .57        .56         .54        .43         .52      9.6         1.67        1.18       41.5
    DILUTED - ADJUSTED (1) .         .57        .56         .53        .53         .52      9.6         1.66        1.47       12.9
    DILUTED - CASH
      BASIS (1)(2) .........         .59        .59         .56        .56         .54      9.3         1.74        1.54       13.0
DIVIDENDS PAID PER
  COMMON SHARE .............         .27        .26         .26        .24         .24     12.5          .79         .70       12.9

PERFORMANCE RATIOS (1):
RETURN ON AVERAGE
  COMMON EQUITY ............       23.79%     22.99%      20.94%     19.43%      19.00%                22.52%      19.08%
RETURN ON AVERAGE
  ASSETS ...................        1.71       1.71        1.65       1.69        1.69                  1.69        1.65
NET INTEREST MARGIN ........        4.03       4.04        4.02       4.00        4.10                  4.03        4.15
OVERHEAD RATIO .............       23.40      23.99       24.21      25.15       30.42                 23.87       28.60
EFFICIENCY RATIO ...........       54.88      55.52       56.05      57.48       60.12                 55.49       58.75

ASSETS .....................     $85,058    $84,022     $84,094    $88,246     $83,135      2.3%

LOANS ......................      58,001     57,317      57,312     58,011      55,935      3.7
SECURITIES .................      15,811     14,994      15,264     16,119      15,425      2.5
DEPOSITS ...................      50,395     52,091      52,051     58,247      54,228     (7.1)
STOCKHOLDERS' EQUITY .......       5,914      5,867       6,257      7,013       7,273    (18.7)
BOOK VALUE PER COMMON
  SHARE ....................        9.54       9.44        9.90      10.69       10.95    (12.9)
MARKET VALUE PER COMMON
  SHARE ....................       26.69      32.75       33.19      36.25       32.97    (19.0)

NONRECURRING ITEMS DETAIL:
GAIN ON SALE OF CEFT STOCK       $  --      $  32.1     $  --      $  --       $  --                $   32.1    $   --
GAIN ON SALE OF EPS ........        --         --          95.7       --          --                    95.7        --
GAIN ON SALE OF SVS ........        --         --           6.1       --          --                     6.1        --
NPI BUSINESS LINE DIVEST-
  ITURES, NET OF MINORITY
  INTEREST .................        --          6.0       (65.0)      --          --                   (59.0)       --
FACILITIES CHARGE AND
  EXECUTIVE CONTRACT
  OBLIGATIONS ..............        --        (37.8)       --         --          --                   (37.8)       --
MERGER CHARGES .............        --         --          --       (104.7)       --                    --        (274.7)
                                 -------    -------     -------    -------     -------              --------    --------
NONRECURRING PRE-TAX .......     $  --      $   0.3     $  36.8    $(104.7)    $  --                $   37.1    $ (274.7)
                                 =======    =======     =======    =======     =======              ========    ========

----------------------------------------------------
(1) Excludes effects of nonrecurring items.
(2) Excludes amortization of goodwill and other intangible assets.

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                               NINE MONTHS ENDED
                                                      1999                               1998                    SEPTEMBER 30,
                                     --------------------------------------    ------------------------    ------------------------
                                          THIRD        SECOND         FIRST        FOURTH         THIRD
                                        QUARTER       QUARTER       QUARTER       QUARTER       QUARTER          1999          1998
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
INTEREST INCOME:
 LOANS ..........................    $1,224,469    $1,205,526    $1,212,303    $1,232,070    $1,229,009    $3,642,298    $3,579,665
 SECURITIES:
  TAXABLE .......................       217,175       208,446       223,913       215,406       207,384       649,534       621,024
  EXEMPT FROM FEDERAL INCOME
    TAXES .......................        11,245        13,465        10,199         9,524        13,145        34,909        39,307
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ............         8,656         9,903        11,013        12,852        16,642        29,572        30,941
 OTHER SHORT-TERM INVESTMENTS ...         3,189         2,925         3,062         2,407         4,302         9,176        13,481
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL INTEREST INCOME ........     1,464,734     1,440,265     1,460,490     1,472,259     1,470,482     4,365,489     4,284,418

INTEREST EXPENSE:
 DEPOSITS .......................       397,516       393,145       419,023       451,800       475,951     1,209,684     1,394,476
 FEDERAL FUNDS BORROWED AND
   SECURITY REPURCHASE AGREEMENTS        87,901        79,352        99,694       102,602        96,416       266,947       251,280
 BORROWED FUNDS .................        37,632        36,957        28,484        30,589        38,078       103,073       137,918
 LONG-TERM DEBT AND CAPITAL
  SECURITIES ....................       194,206       181,867       157,154       140,083       123,672       533,227       336,281
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL INTEREST EXPENSE .......       717,255       691,321       704,355       725,074       734,117     2,112,931     2,119,955
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

   NET INTEREST INCOME ..........       747,479       748,944       756,135       747,185       736,365     2,252,558     2,164,463
 PROVISION FOR LOAN LOSSES ......        55,476        59,542        68,034        56,888        45,212       183,052       144,512
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES ...       692,003       689,402       688,101       690,297       691,153     2,069,506     2,019,951

NONINTEREST INCOME:
 ITEM PROCESSING REVENUE ........        91,519       105,089       121,703       130,009       124,268       318,311       354,494
 SERVICE CHARGES ON DEPOSIT
   ACCOUNTS .....................       107,430       104,834        99,863        98,649        98,472       312,127       286,289
 TRUST AND INVESTMENT MANAGEMENT
   FEES .........................        81,097        80,683        81,847        79,802        74,565       243,627       231,248
 CARD-RELATED FEES ..............        48,383        49,259        45,310        48,479        56,415       142,952       152,689
 MORTGAGE BANKING REVENUE .......        81,105        89,181        92,995        89,412        79,362       263,281       237,835
 OTHER ..........................       119,080       114,585       149,173       129,915       122,435       382,838       340,862
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL FEES AND OTHER INCOME ..       528,614       543,631       590,891       576,266       555,517     1,663,136     1,603,417
 SECURITIES GAINS ...............        20,353        57,224        23,688        49,242        64,451       101,265        85,217
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL NONINTEREST INCOME .....       548,967       600,855       614,579       625,508       619,968     1,764,401     1,688,634

NONINTEREST EXPENSE:
 SALARIES AND OTHER PERSONNEL ...       367,638       389,585       400,764       405,050       409,279     1,157,987     1,189,707
 EQUIPMENT ......................        47,590        52,955        52,761        58,618        51,054       153,306       154,253
 NET OCCUPANCY ..................        48,944        49,234        54,127        52,519        51,737       152,305       150,145
 THIRD PARTY SERVICES ...........        49,304        48,551        45,570        55,233        70,075       143,425       171,029
 MERGER EXPENSES ................        --            --            --           104,678        --            --           274,698
 OTHER ..........................       192,487       216,910       185,980       195,436       200,255       595,377       565,747
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL NONINTEREST EXPENSE ....       705,963       757,235       739,202       871,534       782,400     2,202,400     2,505,579
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

INCOME BEFORE INCOME TAXES ......       535,007       533,022       563,478       444,271       528,721     1,631,507     1,203,006
INCOME TAX EXPENSE ..............       178,545       178,534       212,459       153,012       184,265       569,538       423,584
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   NET INCOME ...................    $  356,462    $  354,488    $  351,019    $  291,259    $  344,456    $1,061,969    $  779,422
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

   NET INCOME APPLICABLE TO
     COMMON STOCK ...............    $  356,005    $  354,078    $  350,604    $  290,722    $  343,910    $1,060,687    $  777,777
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

NET INCOME PER COMMON SHARE:
   BASIC ........................    $      .58    $      .56    $      .55    $      .44    $      .53    $     1.69    $     1.20
   DILUTED ......................    $      .57    $      .56    $      .54    $      .43    $      .52    $     1.67    $     1.18

                                                            UNAUDITED

                                                    NATIONAL CITY CORPORATION
                                             CONSOLIDATED PERIOD-END BALANCE SHEETS
                                                     (DOLLARS IN THOUSANDS)

                                                                        1999                                    1998
                                                     -------------------------------------------     ---------------------------
                                                           THIRD          SECOND           FIRST          FOURTH           THIRD
ASSETS                                                   QUARTER         QUARTER         QUARTER         QUARTER         QUARTER
                                                     -----------     -----------     -----------     -----------     -----------
 LOANS:
   COMMERCIAL ....................................   $22,426,781     $22,153,612     $22,306,928     $22,243,114     $20,745,705
   REAL ESTATE - COMMERCIAL ......................     6,207,547       6,277,934       6,309,277       6,251,879       6,475,950
   REAL ESTATE - RESIDENTIAL .....................     8,360,180       8,388,380       8,693,757       9,664,115       9,435,870
   CONSUMER ......................................    15,348,767      15,184,825      15,022,782      14,822,759      14,291,552
   CREDIT CARD ...................................     2,199,984       2,050,842       1,846,719       1,852,635       1,797,840
   HOME EQUITY ...................................     3,457,622       3,261,466       3,133,121       3,176,664       3,188,590
                                                     -----------     -----------     -----------     -----------     -----------
     TOTAL LOANS .................................    58,000,881      57,317,059      57,312,584      58,011,166      55,935,507
     ALLOWANCE FOR LOAN LOSSES ...................      (970,736)       (970,229)       (970,336)       (970,243)       (975,100)
                                                     -----------     -----------     -----------     -----------     -----------
     NET LOANS ...................................    57,030,145      56,346,830      56,342,248      57,040,923      54,960,407
MORTGAGE LOANS HELD FOR SALE .....................     2,439,039       2,338,641       2,519,462       3,507,487       2,748,139
SECURITIES AVAILABLE FOR SALE, AT MARKET .........    15,811,453      14,993,616      15,263,581      16,119,370      15,424,507
FEDERAL FUNDS SOLD AND SECURITY RESALE
  AGREEMENTS .....................................       727,822         864,178         978,138         930,492       1,146,383
OTHER SHORT-TERM INVESTMENTS .....................       122,272         196,974         101,696         218,149         100,292
CASH AND DEMAND BALANCES DUE FROM BANKS ..........     3,346,593       3,807,336       3,443,365       4,783,491       3,406,647
PROPERTIES AND EQUIPMENT .........................     1,076,180       1,073,051       1,129,305       1,150,210       1,134,480
ACCRUED INCOME AND OTHER ASSETS ..................     4,504,049       4,401,847       4,316,701       4,495,510       4,213,824
                                                     -----------     -----------     -----------     -----------     -----------
      TOTAL ASSETS ...............................   $85,057,553     $84,022,473     $84,094,496     $88,245,632     $83,134,679
                                                     ===========     ===========     ===========     ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
NONINTEREST BEARING DEPOSITS .....................   $10,909,167     $11,624,345     $11,200,312     $10,911,926     $10,158,773
NOW AND MONEY MARKET ACCOUNTS ....................    16,677,065      16,845,872      16,800,510      18,610,832      17,735,380
SAVINGS ACCOUNTS .................................     3,700,585       3,870,281       3,957,576       4,021,113       4,051,228
TIME DEPOSITS OF INDIVIDUALS .....................    16,242,472      16,321,310      16,821,451      17,450,904      18,013,811
OTHER TIME DEPOSITS ..............................     1,246,972       1,109,959       1,340,458       2,280,973       2,475,572
DEPOSITS IN OVERSEAS OFFICES .....................     1,619,190       2,319,594       1,930,292       4,971,161       1,793,442
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL DEPOSITS ...............................    50,395,451      52,091,361      52,050,599      58,246,909      54,228,206
FEDERAL FUNDS BORROWED AND SECURITY
    REPURCHASE AGREEMENTS ........................     6,625,101       6,979,837       8,753,759       9,427,309       8,662,013
BORROWED FUNDS ...................................     5,707,438       4,495,831       2,840,983       2,117,916       3,122,562
LONG-TERM DEBT ...................................    14,625,031      13,137,293      11,999,109       9,009,448       7,788,754
CORPORATION-OBLIGATED MANDATORILY REDEEMABLE
   CAPITAL SECURITIES OF SUBSIDIARY TRUSTS HOLDING
   SOLELY DEBENTURES OF THE CORPORATION ..........       180,000         180,000         679,896         679,895         679,894
ACCRUED EXPENSES AND OTHER LIABILITIES ...........     1,610,230       1,270,942       1,513,241       1,751,247       1,379,855
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL LIABILITIES ............................    79,143,251      78,155,264      77,837,587      81,232,724      75,861,284
STOCKHOLDERS' EQUITY:
  PREFERRED ......................................        30,474          30,513          30,513          36,098          36,556
  COMMON .........................................     5,883,828       5,836,696       6,226,396       6,976,810       7,236,839
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL STOCKHOLDERS' EQUITY ...................     5,914,302       5,867,209       6,256,909       7,012,908       7,273,395
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY .......................   $85,057,553     $84,022,473     $84,094,496     $88,245,632     $83,134,679
                                                     ===========     ===========     ===========     ===========     ===========

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                 CONSOLIDATED AVERAGE BALANCE SHEETS
                                                        (DOLLARS IN MILLIONS)

                                                                                                                NINE MONTHS ENDED
                                                             1999                            1998                  SEPTEMBER 30,
                                              -----------------------------------    ---------------------    ---------------------
                                                THIRD        SECOND         FIRST     FOURTH         THIRD
ASSETS                                        QUARTER       QUARTER       QUARTER    QUARTER       QUARTER       1999          1998
                                              -------       -------       -------    -------       -------    -------       -------
EARNING ASSETS:
 LOANS:
   COMMERCIAL .............................   $22,066       $22,228       $22,154    $21,609       $20,206    $22,147       $19,611
   REAL ESTATE - COMMERCIAL ...............     6,238         6,275         6,305      6,314         6,466      6,272         6,444
   REAL ESTATE - RESIDENTIAL ..............     8,362         8,483         8,926      9,327         9,505      8,594         9,707
   CONSUMER ...............................    15,052        15,130        14,956     14,491        13,964     15,044        13,188
   CREDIT CARD ............................     2,088         1,953         1,829      1,818         1,818      1,958         1,874
   HOME EQUITY ............................     3,336         3,188         3,149      3,193         3,144      3,228         3,071
                                              -------       -------       -------    -------       -------    -------       -------
      TOTAL LOANS .........................    57,142        57,257        57,319     56,752        55,103     57,243        53,895
 MORTGAGE LOANS HELD FOR SALE .............     2,172         2,344         2,976      2,991         2,525      2,489         1,978
 SECURITIES AVAILABLE FOR SALE ............    14,851        14,638        15,126     14,500        13,614     14,870        13,708
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ......................       666           850           945      1,157         1,177        819           779
 OTHER SHORT-TERM INVESTMENTS .............       140           149           148        113           110        146           115
                                              -------       -------       -------    -------       -------    -------       -------
    TOTAL EARNING ASSETS ..................    74,971        75,238        76,514     75,513        72,529     75,567        70,475
ALLOWANCE FOR LOAN LOSSES .................      (990)         (989)         (985)      (988)         (994)      (988)         (981)
MARKET VALUE (DEPRECIATION) APPRECIATION
  OF SECURITIES AVAILABLE FOR SALE ........        (8)          268           377        509           511        211           537
CASH AND DEMAND BALANCES DUE
   FROM BANKS .............................     3,306         3,506         4,068      3,826         3,685      3,624         3,557
PROPERTIES AND EQUIPMENT ..................     1,077         1,124         1,145      1,148         1,124      1,115         1,072
ACCRUED INCOME AND OTHER ASSETS ...........     4,335         4,222         4,401      4,200         4,207      4,321         3,988
                                              -------       -------       -------    -------       -------    -------       -------
      TOTAL ASSETS ........................   $82,691       $83,369       $85,520    $84,208       $81,062    $83,850       $78,648
                                              =======       =======       =======    =======       =======    =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS ............   $16,742       $16,997       $16,899    $18,181       $17,890    $16,879       $17,232
 SAVINGS ACCOUNTS .........................     3,795         3,922         3,955      4,033         4,157      3,890         4,203
 TIME DEPOSITS OF INDIVIDUALS .............    16,202        16,541        17,135     17,795        18,222     16,622        18,422
 OTHER TIME DEPOSITS ......................     1,167         1,199         1,757      2,472         2,505      1,372         2,329
 DEPOSITS IN OVERSEAS OFFICES .............     2,389         2,342         3,030      2,050         1,785      2,585         1,593
                                              -------       -------       -------    -------       -------    -------       -------
    TOTAL INTEREST BEARING DEPOSITS .......    40,295        41,001        42,776     44,531        44,559     41,348        43,779
                                              -------       -------       -------    -------       -------    -------       -------
 FEDERAL FUNDS BORROWED AND SECURITY
    REPURCHASE AGREEMENTS .................     7,703         7,377         9,004      9,195         7,431      8,024         6,590
 BORROWED FUNDS ...........................     2,808         2,977         2,838      2,515         2,644      2,875         3,176
 LONG-TERM DEBT AND CAPITAL
   SECURITIES .............................    13,532        13,305        11,301      9,292         7,962     12,721         7,161
                                              -------       -------       -------    -------       -------    -------       -------
    TOTAL INTEREST BEARING LIABILITIES ....    64,338        64,660        65,919     65,533        62,596     64,968        60,706

 NONINTEREST BEARING DEPOSITS .............    11,338        11,542        11,681     10,168        10,051     11,519         9,834
 ACCRUED EXPENSES AND OTHER
   LIABILITIES ............................     1,046           951         1,159      1,144         1,195      1,051         1,275
                                              -------       -------       -------    -------       -------    -------       -------
      TOTAL LIABILITIES ...................    76,722        77,153        78,759     76,845        73,842     77,538        71,815
STOCKHOLDERS' EQUITY:
  PREFERRED ...............................        31            31            33         36            37         32            24
  COMMON ..................................     5,938         6,185         6,728      7,327         7,183      6,280         6,809
                                              -------       -------       -------    -------       -------    -------       -------
      TOTAL STOCKHOLDERS' EQUITY ..........     5,969         6,216         6,761      7,363         7,220      6,312         6,833
                                              -------       -------       -------    -------       -------    -------       -------
      TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY ...........................   $82,691       $83,369       $85,520    $84,208       $81,062    $83,850       $78,648
                                              =======       =======       =======    =======       =======    =======       =======

                                                       UNAUDITED

                                               NATIONAL CITY CORPORATION
                                  AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
                                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                                 (DOLLARS IN MILLIONS)

                                                             1999                                    1998
                                              -----------------------------------     ---------------------------------
                                                                  TAX                                     TAX
                                              AVERAGE      EQUIVALENT     AVERAGE     AVERAGE      EQUIVALENT   AVERAGE
ASSETS                                        BALANCE        INTEREST        RATE     BALANCE        INTEREST      RATE
                                              -------      ----------     -------     -------      ----------   -------
EARNING ASSETS:
 LOANS:
   COMMERCIAL ...........................     $22,066       $  434.9        7.82%     $20,206      $  419.2      8.23%
   REAL ESTATE  - COMMERCIAL ............       6,238          135.8        8.63        6,466         148.3      9.10
   REAL ESTATE  - RESIDENTIAL * .........      10,534          198.4        7.54       12,030         226.1      7.52
   CONSUMER .............................      15,052          318.5        8.40       13,964         305.6      8.68
   CREDIT CARD ..........................       2,088           70.3       13.36        1,818          62.9     13.72
   HOME EQUITY ..........................       3,336           70.6        8.40        3,144          72.4      9.14
                                              -------       --------       -----      -------      --------     -----
      TOTAL LOANS .......................      59,314        1,228.5        8.23       57,628       1,234.5      8.51
 SECURITIES:
   TAXABLE ..............................      14,000          217.2        6.20       12,647         205.8      6.50
   TAX-EXEMPT ...........................         851           17.5        8.24          967          18.7      7.76
                                              -------       --------       -----      -------      --------     -----
     TOTAL SECURITIES ...................      14,851          234.7        6.32       13,614         224.5      6.59
 FEDERAL FUNDS SOLD .....................         112            1.5        5.55          175           3.0      6.71
 SECURITY RESALE AGREEMENTS .............         554            7.1        5.08        1,002          13.7      5.42
 OTHER SHORT-TERM INVESTMENTS ...........         140            3.1        9.15          110           4.3     15.49
                                              -------       --------       -----      -------      --------     -----
    TOTAL EARNING ASSETS ................      74,971        1,474.9        7.83       72,529       1,480.0      8.11
ALLOWANCE FOR LOAN LOSSES ...............        (990)                                   (994)
MARKET VALUE (DEPRECIATION) APPRECIATION
  OF SECURITIES AVAILABLE FOR SALE ......          (8)                                    511
NONINTEREST EARNING ASSETS ..............       8,718                                   9,016
                                              -------                                 -------
      TOTAL ASSETS ......................     $82,691                                 $81,062
                                              =======                                 =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS ..........     $16,742       $  131.2        3.11%     $17,890      $  143.9      3.19%
 SAVINGS ACCOUNTS .......................       3,795           16.0        1.67        4,157          20.8      1.99
 TIME DEPOSITS OF INDIVIDUALS ...........      16,202          206.6        5.06       18,222         253.1      5.51
 OTHER TIME DEPOSITS ....................       1,167           13.6        4.64        2,505          33.9      5.38
 DEPOSITS IN OVERSEAS OFFICES ...........       2,389           30.1        5.00        1,785          24.2      5.39
 FEDERAL FUNDS BORROWED .................       2,889           37.5        5.16        3,397          48.2      5.63
 SECURITY REPURCHASE AGREEMENTS .........       4,814           50.3        4.15        4,034          48.2      4.74
 BORROWED FUNDS .........................       2,808           37.7        5.32        2,644          38.1      5.71
 LONG-TERM DEBT AND CAPITAL SECURITIES ..      13,532          194.2        5.69        7,962         123.8      6.16
                                              -------       --------       -----      -------      --------     -----
   TOTAL INTEREST BEARING LIABILITIES ...      64,338          717.2        4.42       62,596         734.2      4.65
                                                            --------       -----                   --------     -----
NONINTEREST BEARING LIABILITIES .........      12,384                                  11,246
                                              -------                                 -------
      TOTAL LIABILITIES .................      76,722                                  73,842
STOCKHOLDERS' EQUITY ....................       5,969                                   7,220
                                              -------                                 -------
      TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY .........................     $82,691                                 $81,062
                                              =======                                 =======

NET INTEREST INCOME AND INTEREST
  SPREAD ................................                   $  757.7        3.41%                  $  745.8      3.46%
                                                            ========       =====                   ========     =====

NET INTEREST MARGIN .....................                                   4.03%                                4.10%
                                                                           =====                                =====

* INCLUDES MORTGAGE LOANS HELD FOR SALE.

                                                       UNAUDITED

                                               NATIONAL CITY CORPORATION
                                 AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                                 (DOLLARS IN MILLIONS)

                                                             1999                                   1998
                                              -----------------------------------     --------------------------------
                                                                  TAX                                    TAX
                                              AVERAGE      EQUIVALENT     AVERAGE     AVERAGE     EQUIVALENT   AVERAGE
ASSETS                                        BALANCE        INTEREST        RATE     BALANCE       INTEREST      RATE
                                              -------      ----------     -------     -------     ----------   -------
EARNING ASSETS:
 LOANS:
   COMMERCIAL .............................   $22,147       $1,278.2        7.72%     $19,611      $1,220.3      8.32%
   REAL ESTATE  - COMMERCIAL ..............     6,272          403.2        8.60        6,444         437.1      9.07
   REAL ESTATE  - RESIDENTIAL * ...........    11,083          616.3        7.41       11,685         664.6      7.58
   CONSUMER ...............................    15,044          949.4        8.44       13,188         866.6      8.80
   CREDIT CARD ............................     1,958          195.4       13.35        1,874         194.9     13.91
   HOME EQUITY ............................     3,228          208.7        8.64        3,071         209.0      9.10
                                              -------       --------       -----      -------      --------     -----
      TOTAL LOANS .........................    59,732        3,651.2        8.17       55,873       3,592.5      8.59
 SECURITIES:
   TAXABLE ................................    13,994          649.5        6.19       12,766         621.0      6.49
   TAX-EXEMPT .............................       876           54.1        8.24          942          56.0      7.93
                                              -------       --------       -----      -------      --------     -----
     TOTAL SECURITIES .....................    14,870          703.6        6.31       13,708         677.0      6.59
 FEDERAL FUNDS SOLD .......................        78            3.0        5.16          135           5.5      5.45
 SECURITY RESALE AGREEMENTS ...............       741           26.6        4.80          644          25.4      5.27
 OTHER SHORT-TERM INVESTMENTS .............       146            9.1        8.43          115          13.6     15.79
                                              -------       --------       -----      -------      --------     -----
    TOTAL EARNING ASSETS ..................    75,567        4,393.5        7.77       70,475       4,314.0      8.17
ALLOWANCE FOR LOAN LOSSES .................      (988)                                   (981)
MARKET VALUE APPRECIATION OF
  SECURITIES AVAILABLE FOR SALE ...........       211                                     537
NONINTEREST EARNING ASSETS ................     9,060                                   8,617
                                              -------                                 -------
      TOTAL ASSETS ........................   $83,850                                 $78,648
                                              =======                                 =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS ............   $16,879       $  384.4        3.05%     $17,232      $  408.7      3.18%
 SAVINGS ACCOUNTS .........................     3,890           49.5        1.70        4,203          64.3      2.05
 TIME DEPOSITS OF INDIVIDUALS .............    16,622          635.3        5.11       18,422         763.3      5.54
 OTHER TIME DEPOSITS ......................     1,372           47.8        4.66        2,329          94.0      5.40
 DEPOSITS IN OVERSEAS OFFICES .............     2,585           92.7        4.80        1,593          64.2      5.40
 FEDERAL FUNDS BORROWED ...................     3,105          115.0        4.95        2,917         121.4      5.57
 SECURITY REPURCHASE AGREEMENTS ...........     4,919          151.9        4.13        3,673         129.9      4.71
 BORROWED FUNDS ...........................     2,875          103.1        4.79        3,176         137.9      5.80
 LONG-TERM DEBT AND CAPITAL SECURITIES ....    12,721          533.2        5.60        7,161         336.3      6.28
                                              -------       --------       -----      -------      --------     -----
   TOTAL INTEREST BEARING LIABILITIES .....    64,968        2,112.9        4.35       60,706       2,120.0      4.67
                                                            --------       -----                   --------     -----
NONINTEREST BEARING LIABILITIES ...........    12,570                                  11,109
                                              -------                                 -------
      TOTAL LIABILITIES ...................    77,538                                  71,815
STOCKHOLDERS' EQUITY ......................     6,312                                   6,833
                                              -------                                 -------
      TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY ...........................   $83,850                                 $78,648
                                              =======                                 =======

NET INTEREST INCOME AND INTEREST
  SPREAD ..................................                 $2,280.6        3.42%                  $2,194.0      3.50%
                                                            ========       =====                   ========     =====

NET INTEREST MARGIN .......................                                 4.03%                                4.15%
                                                                           =====                                =====

* INCLUDES MORTGAGE LOANS HELD FOR SALE.

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                   SELECTED FINANCIAL INFORMATION

                                                                                                               NINE MONTHS ENDED
                                                  1999                                 1998                      SEPTEMBER 30,
                                -----------------------------------------  ----------------------------  --------------------------
                                       THIRD         SECOND         FIRST        FOURTH           THIRD
(DOLLARS IN THOUSANDS)               QUARTER        QUARTER       QUARTER       QUARTER         QUARTER          1999          1998
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
ALLOWANCE FOR LOAN LOSSES:
BALANCE AT BEGINNING
  OF PERIOD ..................  $    970,229   $    970,336  $    970,243  $    975,100   $     976,469  $    970,243  $    941,874
PROVISION ....................        55,476         59,542        68,034        56,888          45,212       183,052       144,512
ALLOWANCES RELATED TO LOANS
  ACQUIRED (SOLD) ............           (16)           268            93        (1,790)         (1,388)          345        29,291
CHARGE-OFFS:
  COMMERCIAL .................        16,741         32,018        13,023        15,397          10,485        61,782        28,333
  REAL ESTATE - COMMERCIAL ...         1,828            738         1,377         1,860           2,674         3,943         7,407
  REAL ESTATE - RESIDENTIAL ..         1,454            444         1,702         3,501           2,058         3,600         5,485
  CONSUMER ...................        42,381         40,019        55,671        40,435          37,732       138,071       114,491
  CREDIT CARD ................        23,831         25,185        27,106        23,843          21,434        76,122        71,838
  HOME EQUITY ................         1,339          2,032         2,009         1,716           2,563         5,380         7,079
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
    TOTAL CHARGE-OFFS ........        87,574        100,436       100,888        86,752          76,946       288,898       234,633
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
RECOVERIES:
  COMMERCIAL .................         4,834          6,937         3,519         4,492           9,369        15,290        20,812
  REAL ESTATE - COMMERCIAL ...         1,401          3,343         1,423         1,842           1,415         6,167         5,424
  REAL ESTATE - RESIDENTIAL ..            68            805           143           343             114         1,016           363
  CONSUMER ...................        19,940         22,910        21,437        14,888          14,863        64,287        49,442
  CREDIT CARD ................         5,299          5,468         5,326         4,406           4,765        16,093        15,419
  HOME EQUITY ................         1,079          1,056         1,006           826           1,227         3,141         2,596
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
    TOTAL RECOVERIES .........        32,621         40,519        32,854        26,797          31,753       105,994        94,056
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
NET CHARGE-OFFS ..............        54,953         59,917        68,034        59,955          45,193       182,904       140,577
                                ------------   ------------  ------------  ------------   -------------  ------------  ------------
BALANCE AT END OF PERIOD .....  $    970,736   $    970,229  $    970,336  $    970,243   $     975,100  $    970,736  $    975,100
                                ============   ============  ============  ============   =============  ============  ============

(DOLLARS IN MILLIONS)

NONPERFORMING ASSETS:
NONACCRUAL AND
  RESTRUCTURED LOANS .........  $      236.1   $      222.8  $      242.5  $      218.6   $      221.9
OTHER REAL ESTATE OWNED ......          23.9           26.7          29.4          29.9           30.5
                                ------------   ------------  ------------  ------------   ------------
TOTAL NONPERFORMING
  ASSETS .....................  $      260.0   $      249.5  $      271.9  $      248.5   $      252.4
                                ============   ============  ============  ============   ============


CREDIT QUALITY RATIOS:
NET CHARGE-OFFS TO
  AVERAGE LOANS (ANNUALIZED)..           .38%           .42%          .48%          .42%            .33%          .43%          .35%
LOAN LOSS RESERVE TO
  LOANS (PERIOD-END) .........          1.67           1.69          1.69          1.67            1.74
NONPERFORMING ASSETS TO
  LOANS AND OREO
  (PERIOD-END) ...............           .45            .44           .47           .43             .45

CAPITAL RATIOS*:
TIER 1 CAPITAL ...............          6.78%          7.14%         7.34%         7.95%           8.81%
TOTAL RISK-BASED CAPITAL .....         11.48          12.12         11.96         11.79           12.70
LEVERAGE .....................          6.07           6.06          6.13          6.94            7.49
TANGIBLE COMMON EQUITY
  TO TANGIBLE ASSETS .........          5.52           5.78          6.17          6.72            7.46

SHARE INFORMATION:
AVERAGE BASIC SHARES .........   616,883,898    623,116,746   640,989,054   659,453,842     659,384,676   626,908,263   649,502,840
AVERAGE DILUTED SHARES .......   624,581,200    633,280,420   652,220,500   671,262,008     672,697,322   636,413,367   663,234,898
COMMON SHARES
  OUTSTANDING AT END OF
  PERIOD .....................   616,564,714    618,131,386   628,841,942   652,654,720     660,672,556

* THIRD QUARTER 1999 CALCULATIONS ARE BASED ON PRELIMINARY DATA.